oFTGT STK SAI 1
                         SUPPLEMENT DATED AUGUST 3, 1998
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                         FRANKLIN TEMPLETON GLOBAL TRUST
                               DATED MARCH 1, 1998

The Statement of Additional Information is amended as follows:

I. On July 16, 1998, the Board approved a proposal to dissolve the German Government and High Income Funds. The liquidation is scheduled for August 25, 1998.

As of the close of business on August 7, 1998, shares of the German Government and High Income Funds will no longer be offered for sale.

II. The following replaces the performance figures for the Global Currency and Hard Currency Funds in the applicable sections under "How Does the Fund Measure Performance?" The figures below have been restated to reflect the Funds' current, maximum 2.25% initial sales charge.

 TOTAL RETURN

 The Global Currency Fund's average annual total return for the one-, five- and ten-year periods ended October 31, 1997, and for the period from inception (June 27, 1986) through October 31, 1997, was -3.64%, 3.23%, 5.84% and 6.68%,
 respectively. The Hard Currency Fund's average annual total return for the one-and five-year periods ended October 31, 1997, and for the period from inception (November 17, 1989) through October 31, 1997, was -10.36%, 1.26% and 5.83%, respectively.

 The Global Currency Fund's cumulative total return for the one-, five- and ten-year periods ended October 31, 1997, and for the period from inception (June 27, 1986) through October 31, 1997, was -3.64%, 17.21%, 76.35% and
 108.21%, respectively. The Hard Currency Fund's cumulative total return for the one- and five-year periods ended October 31, 1997, and for the period from inception (November 17, 1989) through October 31, 1997, was -10.36%, 6.46% and 56.91%, respectively.

 YIELD

 The yield for the 30-day period ended October 31, 1997, was 4.07% for the Global Currency Fund and 3.11% for the Hard Currency Fund.

 CURRENT DISTRIBUTION RATE

 The current distribution rate for the 30-day period ended October 31, 1997, was 3.78% for the Global Currency Fund and 3.31% for the Hard Currency Fund.

III. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

 OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 3.00% for the High Income and German Government Funds. The maximum front-end sales charge is 2.25% for the Global Currency and Hard Currency Funds.

                 Please keep this supplement for future reference.